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                                                                 Exhibit 10.1c

                      SIXTH AMENDMENT TO CREDIT AGREEMENT


      THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 20, 1996, by and among STEEL DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (the "Agent").

                                   RECITALS:

      WHEREAS the Borrower, certain lenders (the "Lenders"), the Agent, Mellon Bank, N.A., as Issuing Bank, and Kreditanstalt fur Wiederaufbau, Bank One, Indianapolis, National Association and NBD Bank, N.A., as Co-Agents, entered into a Credit Agreement, dated as of June 30, 1994, as amended as of January 6, 1995, May 22, 1995, June 15, 1995, November 20, 1995 and March 4, 1996 (as so
amended, the "Original Agreement"), pursuant to which the Lenders have extended credit to the Borrower to fund the construction and operation of a 1.2 million ton thin slab cast mini-mill in Butler, Indiana;

      WHEREAS, the Borrower and the Required Lenders (as defined in the Original Agreement) desire to amend the Original Agreement to effect certain changes therein; and

      WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Original Agreement .

      NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

      Section 1. Amendment to Section 1.01. The definition of "Cash Equivalent Investments" is hereby amended (i) by inserting after the word "America" in clause (a) thereof the following phrase: ", or issued by an agency or instrumentality thereof, in each case"; (ii) by deleting the word "and" before clause (c) thereof; and (iii) by adding at the end thereof, as a new clause
(d), the following: "and, (d) investments in mutual funds which do not make any material investments other than those described in clauses (a), (b) or (c) of this definition. As a result of these amendments, the definition of "Cash Equivalent Investments" will read as follows:

            "Cash Equivalent Investments" shall mean any of the following, to the extent acquired for investment and not with a view to achieving trading profits: (a) obligations fully backed by the full faith and credit of the United States of America, or issued by an agency or instrumentality thereof, maturing not in excess of nine
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      months from the date of acquisition, (b) commercial paper maturing not in excess of nine months from the date of acquisition and rated "P-1" by Moody's Investors Service or "A-1" by Standard & Poor's Corporation on the date of acquisition, (c) the following obligations of any domestic commercial bank having capital and surplus in excess of $500,000,000, which has, or the holding company of which has, a commercial paper rating meeting the requirements specified in clause (b) above: (i) time deposits, certificates of deposit and acceptances maturing not in excess of nine months from the date of acquisition, or (ii) repurchase obligations with a term of not more than seven days for underlying securities of the type referred to in clause (a) above, and (d) investments in mutual funds which do not make any material investments other than those described in clauses
      (a), (b) or (c) of this definition.


      Section 2. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders as follows:

      (a) The representations and warranties set forth in the Original Agreement are true and correct on and as of the date hereof as if made on and as of the date hereof (except for any representation or warranty which was expressly limited to an earlier date, in which case such representations and warranties shall be true and correct on and as of such earlier date), and that no Event of Default or Potential Default has occurred and is continuing or exists on and as of the date hereof.

      (b) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of the Borrower, has been duly authorized by all necessary governmental approvals, if any, and does not and will not contravene or conflict with any provision of law or of the organizational instruments of the Borrower or of any agreement or instrument binding on it.

      (c) This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

      Section 3. Authorization of Agent. To further the intent and purpose of
Section 9.03(e) of the Original Agreement, the Required Lenders hereby authorize the Agent now and at any time during the term of the Original Agreement (as the same may be


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amended) to release any Collateral, the disposition of which is expressly permitted under Section 6.10 of the Original Agreement, upon such disposition.

      Section 4. Miscellaneous. (a) This Amendment shall become effective upon execution and delivery hereof by all of the Lenders, the Borrower and the Agent. The execution below by the Lenders shall constitute a direction to the Agent to execute this Amendment.

      (b) The Original Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Original Agreement and in the other Loan Documents shall be deemed to be references to the Original Agreement as amended by this Amendment.

      (c) This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

      (d) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.


                                        STEEL DYNAMICS, INC.


                                        By /s/ SIG ILLEGIBLE
                                          ______________________________________
                                           Title: Vice President




                                        MELLON BANK, N.A., as Lender and
                                         as Agent


                                        By /s/ ROGER N. STANIER
                                          ______________________________________
                                           Title: Vice President


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                                   KREDITANSTALT FUR WIEDERAUFBAU
                                    as Lender and Senior Co-Agent


                                   By /s/ SIG ILLEGIBLE
                                     ______________________________________
                                      Title: Vice President Senior Project
                                             Manager


                                   By______________________________________
                                      Title:



                                   BANQUE NATIONALE DE PARIS
                                    as Lender and Senior Co-Agent




                                   By /s/ SIG ILLEGIBLE
                                     ______________________________________
                                      Title: Vice President



                                   COMERICA BANK
                                    as Lender and Senior Co-Agent



                                   By /s/ SIG ILLEGIBLE
                                     ______________________________________
                                      Title: Vice President



                                   BANK ONE INDIANAPOLIS, NATIONAL ASSOCIATION
                                    as Lender and Co-Agent



                                   By /s/ SIG ILLEGIBLE
                                     ________________________________________
                                      Title: Vice President



                                   NBD BANK, N.A.
                                    as Lender and Co-Agent



                                   By /s/ SIG ILLEGIBLE
                                     _______________________________________
                                      Title: Vice President


                                      -4-
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                                   THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED
                                    as Lender and Co-Agent



                                   By__________________________________________
                                      Title:



                                   BANK AUSTRIA AKTIENGESELLSCHAFT
                                    as Lender and Co-Agent


                                   By /s/ J. Anthony Seay
                                     __________________________________________
                                      Title: Vice President



                                   By /s/ Jeanine Ball
                                     __________________________________________
                                      Title: Assistant Vice president


                                   COMMERZBANK AKTIENGELSELLSCHAFT



                                   By /s/ SIG ILLEGIBLE
                                      _________________________________________
                                      Title:     Schroter
                                             (Vice President)

                                   By /s/ L. Christmann
                                      _________________________________________
                                      Title:       Christmann
                                             (Assistant Vice President)


                                   FORT WAYNE NATIONAL BANK



                                   By /s/ SIG ILLEGIBLE
                                     __________________________________________
                                      Title: Senior Vice President


                                      -5-
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                                   WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                                   YORK BRANCH

                                   By /s/ SIG ILLEGIBLE
                                     ----------------------------------------
                                      Title: Vice President

                                   By /s/ Cordula Kraska-Hornemann
                                     ----------------------------------------
                                      Title: Vice President

                                   DEUTSCHE BANK AG, CHIGAGO AND/OR
                                    CAYMAN ISLANDS BRANCHES



                                   By
                                     ----------------------------------------
                                      Title:


                                   By
                                     -----------------------------------------
                                      Title:



                                   NATIONAL CITY BANK, INDIANA



                                   By /s/ SIG ILLEGIBLE
                                     -----------------------------------------
                                      Title: Vice President



                                   SUMITOMO CORPORATION



                                   By
                                     -----------------------------------------
                                      Title:


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